UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

Alpha Defensive Alternatives Fund

Class I	ACDEX

Alpha Opportunistic Alternatives Fund

Class I	ACOPX

ANNUAL REPORT

September 30, 2014

To the shareholders of the Alpha Defensive Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over five years in separate account structures and over three years in a mutual fund format. As of September 30, 2014, we are pleased to report that the Alpha Defensive Alternatives Fund (the “Fund”) had net assets of $37.6 million. The Fund underwent a name change effective January 28, 2014 and is now called the Alpha Defensive Alternatives Fund (formerly, the Alpha Defensive Growth Fund). The Fund’s investment objective is to achieve capital preservation. In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a gain of 4.65% net of fees for the one-year period from October 1, 2013 to September 30, 2014. This performance trailed the HFRI Fund of Funds Composite Index, which returned 6.19% over the period, but exceeded the Barclays Capital U.S. Aggregate Bond Index return of 3.96%. Although we were disappointed with our performance relative to the HFRI Fund of Funds Composite Index over the one-year period, we are pleased that we have achieved positive returns for our shareholders. The defensive nature of the strategy was detrimental to relative performance during the period, as the Fund does not have significant exposure to equity markets and this was the primary driver of returns in 2013. However, the Fund posted gains in March and April of 2014, when the HFRI Fund of Funds Composite Index was negative, and the defensive positioning was additive in the volatile third quarter. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of 09/30/2014

			Annualized Returns
				Inception
				(1/31/2011)
				to
	6 Months	YTD	1 Year	9/30/2014
Alpha Defensive
Alternatives Fund (ACDEX)	2.39%	3.52%	4.65%	2.53%
HFRI Fund of Funds Composite Index	1.85%	2.42%	6.19%	2.66%
Barclays Capital U.S. Aggregate Bond Index	2.21%	4.10%	3.96%	3.76%

Gross Expense Ratio 2.83%, Net Expense Ratio 2.75%. The Advisor has contractually agreed to waive fees and pay Fund expenses through January 27, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

During the most recent one-year period ended September 30, 2014, we made several changes to our underlying funds. We initiated a position in a distressed credit fund, Avenue Credit Strategies Fund (ticker: ACSBX), during the third quarter of 2013. We believe that the distressed debt asset class has alpha potential and we think very highly of Avenue Capital Group’s abilities in this space. We also added a U.S. market neutral strategy with Gotham Neutral Fund (ticker: GONIX) as well as an emerging markets debt strategy with DoubleLine Emerging Markets Fixed Income Fund (ticker: DBLEX) in the second quarter of 2014. The Gotham Neutral Fund’s strategy is run by well-known hedge fund investor Joel Greenblatt and aims to provide a nice source of alpha within a limited volatility range. Meanwhile, we have held emerging markets debt in the past, and we have chosen to reallocate to this asset class after having sold out in early 2013. We have invested in the DoubleLine Emerging Markets Fixed Income Bond Fund previously in other fixed income strategies and think highly of the manager’s capabilities in the emerging markets debt space.

We liquidated the BlackRock Emerging Markets Long/Short Equity Fund during the fourth quarter of 2013 and replaced the allocation with the more globally focused BlackRock Global Long/Short Equity Fund, which is run by the same quantitative group within BlackRock. We also eliminated our position in iShares Gold Trust at the end of 2013. We invest in gold as an indirect hedge rather than as an opportunistic investment, and we believe that it has the potential to function as downside protection over a full market cycle. However, gold had a maximum drawdown in excess of 20%, and we believe that it is too volatile for the Fund. We liquidated the long/short credit fund, Driehaus Active Income Fund (ticker: LCMAX), from our strategy in the third quarter of 2014 due to a change in portfolio management. Lastly, we chose to liquidate the TFS Market Neutral Fund (ticker: TFSMX), as performance has been disappointing given the high fees. We believe their alpha advantage has eroded over time with more entrants into the space.

Much of the Fund’s return for the one-year period was driven by strategies with a positive correlation to equity markets, including the Deutsche Global Infrastructure Fund (ticker: TOLIX) and Westwood Income Opportunity Fund (ticker: WHGIX). The Avenue Credit Strategies Fund (ticker: ACSBX) and John Hancock Global Absolute Return Strategies Fund (ticker: JHAIX) were also positive contributors. Meanwhile, iShares Gold Trust (ticker: IAU) was the largest detractor. Our position in an underlying fund that we liquidated, TFS Market Neutral Fund (ticker: TFSMX), was another detractor.

Capital Markets Review

A glance at the returns of major market indexes for the one-year period ended September 30, 2014 doesn’t tell a very interesting story. The S&P 500® Index continued to rise, posting a one-year result of 19.7%. Despite fears that the 30+ year bull market in interest rates is drawing to a close, the Barclays Capital U.S. Aggregate Bond Index was positive as well with a 4.0% return. Developed international equity (MSCI EAFE Index up 4.3%), high yield bonds (7.2% return for the Merrill Lynch High Yield Master II Index), real estate investment trusts (“REITs”) (FTSE/EPRA NAREIT Index (United States) up 13.2%), and even U.S. small cap equity (positive 2.6% for the Russell 2000® Index) all ended on a positive note for the trailing year. Volatility was hardly to be found for much of the year.

The U.S. economy has generally posted positive news, with the exception of the -2.1% real gross domestic product (“GDP”) growth rate in the first quarter of 2014. Inflation is positive, although it remains below the target of the U.S. Federal Reserve Board (the “Fed”). Key economic indicators such as housing and unemployment have generally improved. The Fed began tapering its Quantitative Easing (“QE”) program in the fall of 2013 and announced that it hopes to end the program altogether in October 2014.

Even when volatility returned to the markets in full force at the end of the third quarter of 2014, U.S. large cap equity remained a bright spot. Elsewhere, however, it seems that geopolitical tensions, mediocre economic news from Europe, and slowing growth in China finally caught up to the markets. U.S. small caps were down -7.7% in the third quarter of 2014 as measured by the Russell 2000® Index. The U.S. dollar was strong against many international currencies at the end of September, which impacted both developed international and emerging markets equity returns. Interest rates moved slightly higher, as the 10-Year U.S. Treasury yield ended the period at just over 2.5% which is still below the historic range. Many fixed income markets were flat or negative, with the Barclays Capital U.S. Aggregate Bond Index at 0.2%, high yield down -1.9% as measured by the Merrill Lynch High Yield Master II Index, and emerging markets debt down -0.6%, as measured by the JPMorgan EMBI Global Diversified Index. Looking at the third quarter of 2014 gives us a very different impression of the markets than a glance at the returns for the one-year period.

Outlook

At the end of the third quarter and into the fourth quarter of 2014, we witnessed the long-awaited return of volatility into the markets. Despite the short term pain it causes, corrections are a normal part of well functioning capital markets. Many of our underlying funds have taken the opportunity to deploy some of their capital reserves as valuations move to more attractive levels. However, there is still room for asset prices to pull back before valuations look truly attractive in many markets. The Federal Open Market Committee’s economic forecast for 2014 potentially remains overly optimistic given weak first quarter results. Mixed macroeconomic news and heightened geopolitical tensions, not to mention the end of the Fed’s QE program, seem to indicate that the recent bout of volatility will not be an anomaly. As always, Alpha Capital believes that a defensive posture continues to be appropriate.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some underlying funds have the potential to perform well at any given time in an effort to help others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial. The Fund offers diversifiers from core fixed income such as unconstrained bond strategies with negative duration and long-short credit strategies as well as arbitrage and market neutral strategies. We have been pleased with our performance over the past one-year period and remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the Funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-

related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors LLC is also the distributor for the DoubleLine Emerging Markets Fixed Income Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rated mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 22 individual country indices that collectively represent many of the major developed world markets.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The FTSE/EPRA NAREIT Index (United States) is designed to present investors with a comprehensive family of real estate investment trust   performance indexes that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over five years in separate account structures and over three years in a mutual fund format. As of September 30, 2014, we are pleased to report that the Alpha Opportunistic Alternatives Fund (the “Fund”) had net assets of $65.7 million. The Fund underwent a name change effective January 28, 2014 and is now called the Alpha Opportunistic Alternatives Fund (formerly, the Alpha Opportunistic Growth Fund). The objective of the Fund is to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.

Performance

The Fund posted a gain of 5.72% net of fees for the one-year period from October 1, 2013 to September 30, 2014. This performance outpaced the HFRI Fund of Funds Composite Index, which returned 6.19% over the same period, yet trailed the S&P 500® Index, which returned 19.73%. We remain ahead of the HFRI Fund of Funds Composite Index since inception of the Fund and have been very pleased with performance of the Fund. In rising equity markets such as this, we expect to trail the S&P 500® Index due to the hedged nature of our strategy but we are pleased with the amount of upside return we captured over the period. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of 09/30/2014

			Annualized Returns
				Inception
				(1/31/2011)
				to
	6 Months	YTD	1 Year	9/30/2014
Alpha Opportunistic
Alternatives Fund (ACOPX)	0.94%	2.68%	5.72%	2.93%
HFRI Fund of Funds Composite Index	1.85%	2.42%	6.19%	2.66%
S&P 500® Index	6.42%	8.34%	19.73%	14.83%

Gross Expense Ratio: 2.70%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

During the most recent one-year period ended September 30, 2014, we made several changes to our underlying fund line-up. We added the AllianceBernstein Select U.S. Long/Short Portfolio (ticker: ASILX) during the fourth quarter of 2013. This underlying fund’s strategy is a good complement to our existing long-short equity exposure, as it primarily focuses on individual long positions and exchange-traded fund short positions to hedge out some market exposure. During the second quarter of 2014 we added the Western Asset Macro Opportunities Fund (ticker: LAOIX). This underlying fund’s global macro strategy expresses investment ideas solely through fixed income instruments, which makes it an appropriate counterpoint to our equity exposure in the Fund’s strategy.

We eliminated the Wasatch Emerging Markets Small Cap Fund (ticker: WAEMX) during the fourth quarter of 2013, although we maintained our existing position in the Wasatch Frontier Emerging Small Countries Fund (ticker: WAFMX). We also replaced our underlying master limited partnership (“MLP”) fund, FAMCO MLP and Energy Income Fund (ticker: INFIX), with Goldman Sachs MLP Energy Infrastructure Fund (ticker: GMLPX), which holds no debt and has the ability to invest heavily in non-benchmark MLP names.

Our underlying funds performed very well over the one-year period. The top contributors were the MLP fund, Goldman Sachs MLP Energy Infrastructure Fund (ticker: GMLPX), and the frontier markets fund, Wasatch Frontier Emerging Small Countries Fund (ticker: WAFMX). The equity funds Hotchkis & Wiley Value Opportunities Fund (ticker: HWAIX) and Weitz Partners III Opportunity Fund (ticker: WPOPX) also added value. Meanwhile, our hedging positions in the PIMCO Stocksplus AR Short Strategy Fund (ticker: PSTIX) and iShares Gold Trust (ticker: IAU) detracted value. It is important to note that gold functions as an indirect hedge against many of the positions in our portfolio; we are not tactical investors in the metal. Gold has performed well over time as a hedge against our positions and we maintain an allocation to the metal.

Capital Markets Review

A glance at the returns of major market indexes for the one-year period ended September 30, 2014 doesn’t tell a very interesting story. The S&P 500® Index continued to rise, posting a one-year result of 19.7%. Despite fears that the 30+ year bull market in interest rates is drawing to a close, the Barclays Capital U.S. Aggregate Bond Index was positive as well with a 4.0% return. Developed international equity (MSCI EAFE Index up 4.3%), high yield bonds (7.2% return for the Merrill Lynch High Yield Master II Index), real estate investment trusts (FTSE/EPRA NAREIT Index (United States) up 13.2%), and even U.S. small cap equity (positive 2.6% for the Russell 2000® Index) all ended on a positive note for the trailing year. Volatility was hardly to be found for much of the year.

The U.S. economy has generally posted positive news, with the exception of the -2.1% real gross domestic product (“GDP”) growth rate in the first quarter of 2014. Inflation is positive, although it remains below the target of the U.S. Federal Reserve Board (the “Fed”). Key economic indicators such as housing and unemployment have generally improved. The Fed began tapering its Quantitative Easing (“QE”) program in the fall of 2013 and announced that it hopes to end the program altogether in October 2014.

Even when volatility returned to the markets in full force at the end of the third quarter of 2014, U.S. large cap equity remained a bright spot. Elsewhere, however, it seems that geopolitical tensions, mediocre economic news from Europe, and slowing growth in China finally caught up to the markets. U.S. small caps were down -7.7% in the third quarter of 2014 as measured by the Russell 2000® Index. The U.S. dollar was strong against many international currencies at the end of September, which impacted both developed international and emerging markets equity returns. Interest rates moved slightly higher, as the 10-Year U.S. Treasury yield ended the period at just over 2.5% which is still below the historic range. Many fixed income markets were flat or negative, with the Barclays Capital U.S. Aggregate Bond Index at 0.2%, high yield down -1.9% as measured by the Merrill Lynch High Yield Master II Index, and emerging markets debt down -0.6%, as measured by the JPMorgan EMBI Global Diversified Index. Looking at the third quarter of 2014 gives us a very different impression of the markets than a glance at the returns for the one-year period.

Outlook

At the end of the third quarter and into the fourth quarter of 2014, we witnessed the long-awaited return of volatility into the markets. Despite the short term pain it causes, corrections are a normal part of well functioning capital markets. Many of our underlying funds have taken the opportunity to deploy some of their capital reserves as valuations move to more attractive levels. However, there is still room for asset prices to pull back before valuations look truly attractive in many markets. The Federal Open Market Committee’s economic forecast for 2014 potentially remains overly optimistic given weak first quarter results. Mixed macroeconomic news and heightened geopolitical tensions, not to mention the end of the Fed’s QE program, seem to indicate that the recent bout of volatility will not be an anomaly. As always, Alpha Capital believes that a defensive posture continues to be appropriate.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some managers have the potential to perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial. Currently, the Fund contains diversifiers such as MLPs and distressed debt in addition to long-only and long-short equity strategies. We have been pleased with our performance over the past year and remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the Funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors LLC is also the distributor for the Hotchkis & Wiley Value Opportunities Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 22 individual country indices that collectively represent many of the major developed world markets.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The FTSE/EPRA NAREIT Index (United States) is designed to present investors with a comprehensive family of real estate investment trust performance indexes that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/14 – 9/30/14).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2014 (Unaudited), Continued

redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/14	9/30/14	(4/1/14 – 9/30/14)

Actual

Defensive Alternatives Fund	$1,000.00	$1,023.90	$6.34
Opportunistic Alternatives Fund	$1,000.00	$1,009.40	$5.94

Hypothetical
(5% return before expenses)

Defensive Alternatives Fund	$1,000.00	$1,018.80	$6.33
Opportunistic Alternatives Fund	$1,000.00	$1,019.15	$5.97

*
Expenses are equal to an annualized expense ratio of 1.25% and 1.18% for the Defensive Alternatives Fund and the Opportunistic Alternatives Fund, respectively, multiplied by the average account value over the period, multiplied by 183 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Alpha Defensive Alternatives Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Defensive Alternatives Fund – Class I Shares vs the Barclays Capital U.S. Aggregate Bond Index and the HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception1
Alpha Defensive Alternatives Fund – Class I	4.65%	2.53%
Barclays Capital U.S. Aggregate Bond Index	3.96%	3.76%
HFRI Hedge Fund of Funds Composite Index	6.19%	2.66%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage backed, asset backed and commercial mortgage backed securities.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 500 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change.  All performance prior to that is locked and is no longer subject to change.

1	The Fund commenced operations on January 31, 2011.

Alpha Opportunistic Alternatives Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Opportunistic Alternatives Fund – Class I Shares vs the S&P 500® Index and the HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception1
Alpha Opportunistic Alternatives Fund – Class I	5.72%	2.93%
S&P 500® Index	19.73%	14.83%
HFRI Hedge Fund of Funds Composite Index	6.19%	2.66%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a capitalization-weighted unmanaged index of 500 widely traded stocks, created by Standard & Poor’s, and considered to represent the performance of the U.S. stock market in general.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 500 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change.  All performance prior to that is locked and is no longer subject to change.

1	The Fund commenced operations on January 31, 2011.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at September 30, 2014 (Unaudited)

Alpha Defensive Alternatives Fund

Alpha Opportunistic Alternatives Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Alternatives Fund

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares		Value

	ALTERNATIVE FUNDS – 74.87%
65,133	AQR Diversified Arbitrage Fund – Institutional Class	$695,622
300,404	Avenue Credit Strategies Fund – Institutional Class	3,442,628
250,596	BlackRock Global Long/Short
	Equity Fund – Institutional Class*	3,042,236
272,513	Deutsche Global Infrastructure Fund – Institutional Class	4,169,456
312,838	Gotham Neutral Fund – Institutional Class*	3,522,560
402,322	John Hancock Funds II – Absolute
	Return Currency Fund – Institutional Class*	4,027,242
196,176	John Hancock Funds II – Global Absolute
	Return Strategies Fund – Institutional Class	2,248,173
339,829	Osterweis Strategic Income Fund – Institutional Class	3,979,393
260,128	Scout Unconstrained Bond Fund	3,007,080
	TOTAL ALTERNATIVE FUNDS
	(Cost $27,379,555)	28,134,390

	EQUITY FUNDS – 10.66%
273,165	Westwood Income Opportunity Fund – Institutional Class	4,007,331
	TOTAL EQUITY FUNDS
	(Cost $3,436,519)	4,007,331

	FIXED INCOME FUNDS – 13.18%
302,423	DoubleLine Emerging Markets Fixed
	Income Bond Fund – Institutional Class	3,238,952
127,961	Templeton Global Total Return Fund – Advisor Class	1,715,957
	TOTAL FIXED INCOME FUNDS
	(Cost $4,914,402)	4,954,909

	MONEY MARKET FUNDS – 1.50%
562,668	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.06%+	562,668
	TOTAL MONEY MARKET FUNDS
	(Cost $562,668)	562,668
	Total Investments
	(Cost $36,293,144) – 100.21%	37,659,298
	Liabilities in Excess of Other Assets – (0.21)%	(79,939)
	NET ASSETS – 100.00%	$37,579,359

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares		Value

	ALTERNATIVE FUNDS – 87.61%
107,188	AllianceBernstein Select U.S. Long/Short Portfolio –
	Institutional Class*	$1,314,123
598,063	Goldman Sachs MLP Energy
	Infrastructure Fund – Institutional Class	7,732,958
176,207	Hotchkis and Wiley Value
	Opportunities Fund – Institutional Class	5,212,193
202,216	IVA Worldwide Fund – Institutional Class	3,755,161
2,626,941	PIMCO Stocksplus AR Short
	Strategy Fund – Institutional Class	6,593,621
143,238	Rivernorth Core Opportunity Fund	1,869,255
360,343	Robeco Boston Partners Long/Short
	Equity Fund – Institutional Class*	7,866,298
586,351	Third Avenue Focused Credit Fund – Institutional Class	6,496,773
2,108,194	Wasatch Frontier Emerging Small
	Countries Fund – Investor Class	6,999,203
234,495	Weitz Partners III Opportunity Fund*	3,819,919
528,733	Western Asset Macro
	Opportunities Fund – Institutional Class^	5,911,240
	TOTAL ALTERNATIVE FUNDS
	(Cost $53,991,688)	57,570,744

	EQUITY FUNDS – 6.69%
53,280	Aston/River Road Independent
	Value Fund – Institutional Class*	595,134
1,124,797	Grandeur Peak Global Opportunities
	Fund – Institutional Class	3,801,812
	TOTAL EQUITY FUNDS
	(Cost $3,600,986)	4,396,946

	EXCHANGE-TRADED FUNDS – 5.16%
290,000	iShares Gold Trust *	3,393,000
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $3,703,545)	3,393,000

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares		Value

	MONEY MARKET FUNDS – 3.28%
2,155,399	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.06%+	$2,155,399
	TOTAL MONEY MARKET FUNDS
	(Cost $2,155,399)	2,155,399
	Total Investments (Cost $63,451,618) – 102.74%	67,516,089
	Liabilities in Excess of Other Assets – (2.74)%	(1,798,435)
	NET ASSETS – 100.00%	$65,717,654

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of September 30, 2014.
^	A portion of this security is considered illiquid. The fair value of the illiquid portion totals $2,787,398, which represents 4.24% of net assets.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2014

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
ASSETS
Investments, at value (cost $36,293,144
and $63,451,618, respectively)	$37,659,298	$67,516,089
Cash	69,465	—
Receivables:
Securities sold	500,000	500,000
Fund shares issued	1,238,122	88,861
Interest	21	69
Prepaid expenses	4,844	6,756
Total assets	39,471,750	68,111,775

LIABILITIES
Payables:
Securities purchased	1,814,434	2,300,000
Due to adviser	21,475	38,711
Fund shares redeemed	1,000	1,595
Administration and fund accounting fees	17,232	15,687
Audit fees	17,995	17,995
Transfer agent fees and expenses	7,995	7,718
Custody fees	2,270	1,260
Legal fees	4,427	5,046
Shareholder reporting	3,255	3,849
Chief Compliance Officer fee	2,250	2,250
Accrued other expenses	58	10
Total liabilities	1,892,391	2,394,121

NET ASSETS	$37,579,359	$65,717,654

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$37,579,359	$65,717,654
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	3,656,518	6,129,165
Net asset value, offering and
redemption price per share	$10.28	$10.72

COMPONENTS OF NET ASSETS
Paid-in capital	$36,914,421	$62,339,398
Undistributed net investment income	193,756	161,379
Accumulated net realized
loss on investments	(894,972)	(847,594)
Net unrealized appreciation on investments	1,366,154	4,064,471
Net assets	$37,579,359	$65,717,654

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2014

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
INVESTMENT INCOME
Income
Dividends	$758,027	$962,755
Interest	252	430
Total income	758,279	963,185
Expenses
Advisory fees (Note 4)	226,248	380,611
Administration and fund
accounting fees (Note 4)	68,601	60,122
Transfer agent fees and expenses (Note 4)	30,494	31,938
Registration fees	20,680	22,696
Audit fees	18,094	18,094
Legal fees	10,910	12,824
Custody fees (Note 4)	9,687	8,797
Chief Compliance Officer fee (Note 4)	9,000	9,000
Trustee fees	6,618	6,955
Reports to shareholders	5,545	7,544
Miscellaneous	3,386	5,349
Insurance expense	3,176	3,215
Total expenses	412,439	567,145
Advisory fee recoupment (Note 4)	22,652	141,003
Net expenses	435,091	708,148
Net investment income	323,188	255,037

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(297,751)	(443,452)
Capital gain distributions from
regulated investment companies	372,942	1,101,690
Net change in unrealized
appreciation on investments	1,155,626	1,763,966
Net realized and unrealized
gain on investments	1,230,817	2,422,204
Net increase in net assets
resulting from operations	$1,554,005	$2,677,241

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$323,188	$310,663
Net realized loss on investments	(297,751)	(552,036)
Capital gain distributions from
regulated investment companies	372,942	139,635
Net change in unrealized
appreciation on investments	1,155,626	(275,194)
Net increase/(decrease) in net
assets resulting from operations	1,554,005	(376,932)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(435,569)	(346,547)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	8,331,335	12,903,403
Total increase in net assets	9,449,771	12,179,924

NET ASSETS
Beginning of year	28,129,588	15,949,664
End of year	$37,579,359	$28,129,588
Includes undistributed net
investment income of	$193,756	$168,922

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,720,468	$17,292,464	2,809,988	$28,607,637
Shares issued
in reinvestment
of distributions	36,477	361,856	32,490	329,447
Shares redeemed	(926,797)	(9,322,985)	(1,577,166)	(16,033,681)
Net increase	830,148	$8,331,335	1,265,312	$12,903,403

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$255,037	$118,929
Net realized loss on investments	(443,452)	(1,013,173)
Capital gain distributions from
regulated investment companies	1,101,690	436,177
Net change in unrealized
appreciation on investments	1,763,966	1,741,959
Net increase in net assets
resulting from operations	2,677,241	1,283,892

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(400,649)	(355,858)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	18,409,855	32,265,378
Total increase in net assets	20,686,447	33,193,412

NET ASSETS
Beginning of year	45,031,207	11,837,795
End of year	$65,717,654	$45,031,207
Includes undistributed net
investment income of	$161,379	$9,278

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,220,317	$34,464,384	3,620,711	$36,385,326
Shares issued
in reinvestment
of distributions	35,825	373,295	32,666	323,064
Shares redeemed	(1,532,107)	(16,427,824)	(440,064)	(4,443,012)
Net increase	1,724,035	$18,409,855	3,213,313	$32,265,378

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

				January 31,
				2011*
	Year Ended	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2012	2011
Net asset value, beginning of period	$9.95	$10.22	$9.88	$10.00

Income from investment operations:
Net investment income(3)	0.09 (5)	0.12 (5)	0.26 (5)	0.21	(5)
Net realized and unrealized
gain/(loss) on investments	0.37	(0.23)	0.43	(0.33)
Total from investment operations	0.46	(0.11)	0.69	(0.12)

Less distributions:
From net investment income	(0.13)	(0.16)	(0.35)	—
Total distributions	(0.13)	(0.16)	(0.35)	—

Net asset value, end of period	$10.28	$9.95	$10.22	$9.88

Total return	4.65%	-1.07%	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$37,579	$28,130	$15,950	$6,819
Ratio of expenses to average net assets:
Before expense reimbursement
and recoupment(4)	1.18%	1.33%	2.24%	3.46	%(1)
After expense reimbursement
and recoupment(4)	1.25%	1.25%	1.25%	1.25	%(1)
Ratio of net investment income
to average net assets:
Before expense reimbursement
and recoupment(3)	1.00%	1.11%	1.65%	0.82	%(1)
After expense reimbursement
and recoupment(3)	0.93%	1.19%	2.64%	3.03	%(1)
Portfolio turnover rate	102.65%	152.41%	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

				January 31,
				2011*
	Year Ended	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2012	2011
Net asset value, beginning of period	$10.22	$9.93	$9.20	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.05 (5)	0.04 (5)	0.10 (5)	(0.01	)(5)
Net realized and unrealized
gain/(loss) on investments	0.53	0.41	0.75	(0.79)
Total from investment operations	0.58	0.45	0.85	(0.80)

Less distributions:
From net investment income	(0.08)	(0.16)	(0.12)	—
Total distributions	(0.08)	(0.16)	(0.12)	—

Net asset value, end of period	$10.72	$10.22	$9.93	$9.20

Total return	5.72%	4.55%	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$65,718	$45,031	$11,838	$5,783
Ratio of expenses to average net assets:
Before expense reimbursement
and recoupment(4)	0.97%	1.15%	2.39%	3.34	%(1)
After expense reimbursement
and recoupment(4)	1.21%	1.25%	1.25%	1.25	%(1)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement
and recoupment(3)	0.68%	0.46%	(0.16)%	(2.19	)%(1)
After expense reimbursement
and recoupment(3)	0.44%	0.36%	0.98%	(0.10	)%(1)
Portfolio turnover rate	72.20%	121.46%	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which  the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014

NOTE 1 – ORGANIZATION

The Alpha Defensive Alternatives Fund (formerly Alpha Defensive Growth Fund) and the Alpha Opportunistic Alternatives Fund (formerly Alpha Opportunistic Growth Fund) (see note 7) (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds, which are both diversified funds, began operations on January 31, 2011. The investment objective of the Defensive Alternatives Fund is to achieve capital preservation and the investment objective of the Opportunistic Alternatives Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2011-2013, or expected to be taken in the Funds’ 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2014, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)
Defensive Alternatives Fund	$137,215	$(137,215)
Opportunistic Alternatives Fund	297,713	(297,713)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 4:00 pm EST) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period. Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid. In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2014:

Defensive Alternatives Fund

	Level 1	Level 2	Level 3	Total
Alternative Funds	$28,134,390	$—	$—	$28,134,390
Equity Funds	4,007,331	—	—	4,007,331
Fixed Income Funds	4,954,909	—	—	4,954,909
Short-Term Investments	562,668	—	—	562,668
Total Investments	$37,659,298	$—	$—	$37,659,298

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Opportunistic Alternatives Fund

	Level 1	Level 2	Level 3	Total
Alternative Funds	$57,570,744	$—	$—	$57,570,744
Equity Funds	4,396,946	—	—	4,396,946
Exchange-Traded Funds	3,393,000	—	—	3,393,000
Short-Term Investments	2,155,399	—	—	2,155,399
Total Investments	$67,516,089	$—	$—	$67,516,089

Refer to the Funds’ Schedule of Investments for additional detail. Transfers between levels are recognized at September 30, 2014, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended September 30, 2014.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2014, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the year ended September 30, 2014, the Defensive Alternatives Fund and Opportunistic Alternatives Fund incurred $226,248 and $380,611 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2014, the Advisor recouped $22,652 and $141,003 in previously waived expenses for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	2016	Total
Defensive Alternatives Fund	$105,058	$21,132	$126,190

As of September 30, 2014, the Advisor has recouped all previously waived expenses for the Opportunistic Alternatives Fund.

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the year ended September 30, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$68,601	$60,122
Transfer Agency (excludes
out-of-pocket expenses)	21,790	20,740
Custody	9,687	8,797
Chief Compliance Officer	9,000	9,000

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

At September 30, 2014, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$17,232	$15,687
Transfer Agency (excludes
out-of-pocket expenses)	5,377	5,132
Custody	2,270	1,260
Chief Compliance Officer	2,250	2,250

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Alternatives Fund	$43,411,355	$35,259,236
Opportunistic Alternatives Fund	60,859,937	41,692,396

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2014 and the year ended September 30, 2013 was as follows:

	Ordinary Income
	September 30, 2014	September 30, 2013
Defensive Alternatives Fund	$435,569	$346,547
Opportunistic Alternatives Fund	400,649	355,858

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

As of September 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Cost of investments	$36,476,437	$64,510,572
Gross tax unrealized appreciation	1,447,233	4,814,661
Gross tax unrealized depreciation	(264,372)	(1,809,144)
Net tax unrealized appreciation(a)	1,182,861	3,005,517
Undistributed ordinary income	193,756	160,061
Undistributed long-term capital gain	—	212,678
Total distributable earnings	193,756	372,739
Other accumulated gains/(losses)	(711,679)	—
Total accumulated earnings/(losses)	$664,938	$3,378,256

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Defensive Alternatives Fund had short-term capital loss carryforwards of $711,679, which may be carried forward indefinitely to offset future gains.

NOTE 7 – FUND NAME CHANGES

Effective January 28, 2014, the Alpha Defensive Growth Fund changed its name to Alpha Defensive Alternatives Fund, and the Alpha Opportunistic Growth Fund changed its name to Alpha Opportunistic Alternatives Fund.

Alpha Capital Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Alpha Defensive Alternatives Fund
Alpha Opportunistic Alternatives Fund

We have audited the accompanying statements of assets and liabilities of the Alpha Defensive Alternatives Fund (formerly Alpha Defensive Growth Fund) and Alpha Opportunistic Alternatives Fund (formerly Alpha Opportunistic Growth Fund) (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 31, 2011 (commencement of operations) to September 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Defensive Alternatives Fund and Alpha Opportunistic Alternatives Fund, as of September 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 31, 2011(commencement of operations) to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2014

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at September 30, 2014 (Unaudited)

For the year ended September 30, 2014, the Defensive Alternatives Fund and Opportunistic Alternatives Fund designated $435,569 and $400,649, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended September 30, 2014, certain dividends paid by the Alpha Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 16.06% and 55.16% for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2014 was 7.40% and 42.20% for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended September 30, 2014 was 0.00% and 0.00% for the Defensive Alternatives Fund and Opportunistic Alternatives Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 68)		term	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Funds);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds.
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 78)		term	Financial Consultant		Advisors
615 E. Michigan Street		since	and former Executive		Series Trust
Milwaukee, WI 53202		February	Vice President and Chief		(for series not
		1997.	Operating Officer of		affiliated with
			ICI Mutual Insurance		the Funds);
			Company (until		Trustee, The
			January 1997).		Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 80)		term	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		Series Trust
Milwaukee, WI 53202		May 2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 74)		term	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Funds).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 67)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to present).		(for series not
		2008.			affiliated with
the Funds).

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	and	term since	(May 1991 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Executive	2007.
Officer

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 53)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 57)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 49)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2014, the Trust is comprised of 43 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-925-7422.

Alpha Capital Funds

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Alpha Capital Funds Management, LLC
3060 Peachtree Road, Suite 240
One Buckhead Plaza
Atlanta, Georgia 30305

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$30,800	$29,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  12/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  12/8/14

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  12/8/14

* Print the name and title of each signing officer under his or her signature.